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                                                                    EXHIBIT 10.9


                        SPEECHWORKS INTERNATIONAL, INC.

                       Incentive Stock Option Agreement

Terms and Conditions

     WHEREAS, the Board of Directors (the "Board") has authorized the grant of
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stock options upon certain terms and conditions set forth herein; and

     WHEREAS, the Board has authorized the grant of this stock option pursuant and subject to the terms of the Plan, a copy of which is available from the Company and is hereby incorporated herein;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the Company and the Optionee agree as set forth above and as follows:

     1. Grant. Pursuant and subject to the Plan, the Company does hereby grant
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to the Optionee a stock option (the "Option") to purchase from the Company the
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number of shares of its Common Stock set forth in Section 3 upon the terms and conditions set forth in the Plan and upon the additional terms and conditions contained herein. This Option is intended to qualify for special federal income tax treatment as an "incentive stock option" pursuant to Section 422A of the Internal Revenue Code of 1986, as amended (the "Code").
                                                ----

     2. Option Price. This Option may be exercised at the option price per share
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of Stock set forth in Section 4 hereof, subject to adjustment as provided herein and in the Plan.

     3. Term and Exercisability of Option. This Option shall expire on the date
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determined pursuant to Section 5 hereof and shall be exercisable prior to that date in accordance with and subject to the conditions set forth in the Plan and those conditions, if any, set forth in Section 6 hereof. In addition, in the event that before this Option has been exercised in full the Optionee ceases to be an employee of the Company for any reason other than death or a termination for dishonesty or other "cause" as provided in Section 16 of the Plan, the Optionee may exercise this Option to the extent that he might have exercised it on the date of termination of his employment, during the period ending on the earlier of (i) the date on which the Option expires in accordance with Section
5 of this Agreement or (ii) 30 days after the date of termination of the Optionee's employment by the Company. In the event of the death of the Optionee before this Option has been exercised in full, the personal representative of the Optionee may exercise this Option to the extent that the Optionee might have exercised it on the date of his death, during the period ending on the earlier of (i) the date on which the Option expires in accordance with Section 5 of this Agreement or (ii) the first anniversary of the date of the Optionee's death.

     4. Method of Exercise. To the extent that the right to purchase shares of
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Stock has accrued hereunder, this Option may be exercised from time to time by written notice to the Company substantially in the form attached hereto as Exhibit A, stating the number of shares with respect to which this Option is being exercised, and accompanied by payment in full of the option price for the number of shares to be delivered, by means of payment acceptable to the Company in accordance with Section 10 of the Plan. As soon as practicable after its receipt of such notice, the Company shall, without transfer or issue tax to the Optionee (or other person entitled to exercise this Option), deliver to the Optionee (or other person entitled to exercise this Option), at the principal executive offices of the Company or such other place as shall be mutually acceptable, a certificate or certificates for such shares out of theretofore authorized but unissued shares or reacquired shares of its Stock as the Company may elect; provided, however, that the time of such delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with any applicable requirements of law. Payment of the option price may be made in cash or cash equivalents, or, in accordance with the terms and conditions Section 10 of the Plan, in whole or in part in shares of Common Stock of the Company; provided however, that the

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SpeechWorks International, Inc.
Incentive Stock Option Agreement
Page 2

Board reserves the right upon receipt of any written notice of exercise from the Optionee to require payment in cash with respect to the shares contemplated in such notice. If the Optionee (or other person entitled to exercise this Option) fails to pay for and accept delivery of all of the shares specified in such notice upon tender of delivery thereof, his right to exercise this Option with respect to such shares not paid for may be terminated by the Company.

     5.  Non-assignability of Option Rights.  This Option shall not be
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assignable or transferable by the Optionee except by will or by the laws of descent and distribution. During the life of the Optionee, this Option shall be exercisable only by him.

     6.  Compliance with Securities Act.  The Company shall not be obligated to
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sell or issue any shares of Stock or other securities pursuant to the exercise of this Option unless the shares of Stock or other securities with respect to which this Option is being exercised are at that time effectively registered or exempt from registration under the Securities Act of 1933, as amended, and applicable state securities laws. In the event shares or other securities shall be issued which shall not be so registered, the Optionee hereby represents, warrants and agrees that he will receive such shares or other securities for investment and not with a view to their resale or distribution, and will execute an appropriate investment letter satisfactory to the Company and its counsel.

     7.  Legends.  The Optionee hereby acknowledges that the stock certificate
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or certificates evidencing shares of Stock or other securities issued pursuant to any exercise of this Option will bear a legend setting forth the restrictions on their transferability described in Section 12 hereof and, if applicable to this Option, in Section 19 of the Plan.

     8.  Rights as Stockholder.  The Optionee shall have no rights as a
         ---------------------
stockholder with respect to any shares of Stock or other securities covered by this Option until the date of issuance of a certificate to him for such shares or other securities. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

     9.  Notice to Company of Disqualifying Disposition.  The Optionee hereby
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agrees that he will promptly give notice to the Company in the event that he sells, transfers, exchanges or otherwise disposes of any shares of Stock or other securities obtained pursuant to any exercise of this Option before the day after the later of (a) the second anniversary of the date of grant set forth at the conclusion of this Agreement and (b) the first anniversary of the date on which the shares of Stock or other securities were transferred to him pursuant to his exercise of this Option.

     10.  Termination or Amendment of Plan.  The Board may in its sole and
          --------------------------------
absolute discretion at any time terminate or from time to time modify and amend the Plan, but no such termination or amendment will affect rights and obligations under this Option.

     11.  Effect Upon Employment.  Nothing in this Option or the Plan shall be
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construed to impose any obligation upon the Company to employ the Optionee or to retain the Optionee in its employ, or continue its involvement with, the Optionee.

     12.  Time for Acceptance.  Unless the Optionee shall evidence his
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acceptance of this Option by execution of this Agreement within (7) days after its delivery to him, the Option and this Agreement shall be null and void.

     13.  Stockholders Agreement.  Optionee hereby agrees, upon the request of
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the Company, to become a party to that certain Second Amended and Restated
Stockholders Agreement, dated May 8, 1998, among the Company and certain stockholders of the Company party thereto, as the same may be amended, supplemented, or modified, from time to time, or any similar agreement which is entered into by the Company and its stockholders, by executing
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SpeechWorks International, Inc.
Incentive Stock Option Agreement
Page 3

               an instrument of adherence substantially in the form of Exhibit B
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               hereto or such other documents as the Company may reasonably request.

          14. Accelerated Vesting
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     Notwithstanding the foregoing vesting schedule, immediately prior to the consummation of an Applicable Event (as defined in Section 17 of the Plan) the Option shall become exercisable with respect to 50% of the unvested shares subject to the Option at such time, if any; and if the Board of Directors in its sole and absolute discretion deems it appropriate for the provisions of clause (c) of the fourth paragraph of Section 17 to apply in connection with such Applicable Event, this paragraph shall be deemed to apply to the Option as of the effective date of such Applicable Event in accordance with clause (c) of the fourth paragraph of Section 17 and the Optionee shall be deemed vested as set forth in this paragraph.

          15. General Provisions.
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          a. Amendment Waivers. This Agreement, including the Plan, contains the
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full and complete understanding and agreement of the parties hereto as to the subject matter hereof and may not be modified or amended, nor may any provision hereof be waived, except by a further written agreement duly signed by each of the parties. The waiver by either of the parties hereto of any provision hereof in any instance shall not operate as a waiver of any other provision hereof or in any other instance.

          b. Binding Effect. This Agreement shall inure to the benefit of and be
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binding upon the parties hereto and their respective heirs, executors, administrators, representatives, successors and assigns.

          c. Construction. This Agreement is to be construed in accordance with
             ------------
the terms of the Plan. In case of any conflict between the Plan and this Agreement, the Plan shall control. The titles of the sections of this Agreement and of the Plan are included for the convenience only and shall not be construed as modifying or affecting their provisions. The masculine gender shall include both sexes; the singular shall include the plural and the plural the singular unless the context otherwise requires.

          d. Notices. Any notice in connection with this Agreement shall be
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deemed to have been properly delivered if it is in writing and is delivered in hand or sent by registered mail to the party addressed as follows, unless another address has been substituted by notice so given:

       To the Optionee:   To his address as listed on the books of the Company.

       To the Company:    SpeechWorks International, Inc.
                          695 Atlantic Avenue
                          Boston, MA 02111

                          Copy to:

                          Mintz Levin Cohn Ferris Glovsky and Popeo PC
                          One Financial Center
                          Boston, MA 02111
                          Attention: John R. Pomerance, Esq.

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SpeechWorks International, Inc.
Incentive Stock Option Agreement
Page 4

                                   EXHIBIT A
                                      to
                            Incentive Stock Option

                 [FORM FOR EXERCISE OF INCENTIVE STOCK OPTION]

Dated:                 ,
      -----------------  -----

SpeechWorks International, Inc.
695 Atlantic Avenue
Boston, MA 02111

     Re: Exercise of Incentive Stock Options

Ladies and Gentlemen:

Please take notice that the undersigned hereby elects to exercise the stock
option granted to                      on                   by and to the extent
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of purchasing              shares of the Common Stock of SpeechWorks
              ------------
International, Inc. for the option price of $            per share, subject to
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the terms and conditions of the Incentive Stock Option Agreement between
               and SpeechWorks International, Inc. dated as of                 .
--------------                                                 ----------------

The undersigned encloses herewith payment, in cash or in such other property as is permitted under the Plan, of the purchase price for said shares. If the undersigned is making payment of any part of the purchase price by delivery of shares of Common Stock of Applied Language Technologies, Inc., he hereby confirms that he has investigated and considered the possible income tax consequences to him of making such payments in that form.

The undersigned hereby specifically confirms to SpeechWorks International, Inc. that he is acquiring said shares for investment and not with a view to their sale or distribution, and that said shares shall be held subject to all of the terms and conditions of said Incentive Stock Option Agreement.

Very truly yours,


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SpeechWorks International, Inc.
Incentive Stock Option Agreement
Page 5

                                   EXHIBIT B
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                            INSTRUMENT OF ADHERENCE
                                ("Stockholder")

     The undersigned, a holder of shares of Common Stock, $.001 par value, of SpeechWorks International, Inc., a Delaware corporation (the "Company"), hereby joins in and agrees to be bound by all the terms and provisions of that certain Second Amended and Restated Stockholders Agreement dated as of the 8th day of May, 1998, as amended, and shall for all purposes be deemed to be a Stockholder thereunder, subject to the obligations of a Stockholder set forth therein, and hereby agrees that all shares of Common Stock now or hereafter held by the undersigned shall be subject to the restrictions on transfer, rights of purchase and co-sale and other provision of said Agreement.

     EXECUTED on this ____ day of _____________, ___.

                                  ________________________________________